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                                                                     Exhibit 4.2
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
        ---------------                                                                                       ---------------
         EP                                            PNY TECHNOLOGIES, INC.
        ---------------                                                                                       ---------------

                                       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                   SEE REVERSE FOR
                                                           COMMOM STOCK                                     CERTAIN DEFINITIONS
                                                                                                             CUSIP 730201100

        THIS IS TO CERTIFY that




        is the owner of

                       fully-paid and non-assessable shares of Common Stock of the par value of $.01 each of
                                                      PNY TECHNOLOGIES, INC.

        transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate property endorsed.

        This Certificate not valid unless countersigned and registered by the Transfer Agent and registrar.
        IN WITNESS WHEREOF, the said Corporation has caused this certificate to be executed by the facsimile signatures of its duty authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

        Dated:

                  /s/ HEIDI STUTO                                                                   /s/ GADI COHEN
                                                               SEAL
                        TREASURER                                                                       PRESIDENT


                                                                            COUNTERSIGNED AND REGISTERED
                                                                                 AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                                            (NEW YORK, N.Y.)
                                                                                                                      TRANSFER AGENT
                                                                             BY                                        AND REGISTRAR

                                                                                                                AUTHORIZED SIGNATURE
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